1 UNITED STATES DISTRICT COURT NORTHERN DISTRICT OF GEORGIA ROME DIVISION IN RE MOHAWK INDUSTRIES, INC. DERIVATIVE LITIGATION This Document Relates To: ALL ACTIONS. * * * * * * * LEAD CASE NO.: 4:20-00110-ELR (Derivative Action) NOTICE OF PROPOSED SETTLEMENT TO: ALL RECORD SHAREHOLDERS OF THE COMMON STOCK OF MOHAWK INDUSTRIES, INC. (“MOHAWK” OR THE “COMPANY”) AS OF FEBRUARY 28, 2025. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF SHAREHOLDER DERIVATIVE LITIGATIONS (THE “DERIVATIVE ACTIONS”) AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS. THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS CONCERNING THE MERITS OF THE DERIVATIVE ACTIONS. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES. YOU ARE HEREBY NOTIFIED, pursuant to an Order of the U.S. District Court for the Northern District of Georgia (the “Court”), that a proposed Settlement

2 has been reached between the parties to the above-captioned shareholder derivative action (the “Federal Derivative Action”), the shareholder derivative actions before the Superior Court of Gordon County, State of Georgia captioned Treibits v. Lorberbaum, et al., No. 21-cv-71127 and City of Southfield Fire & Police Ret. Sys. v. Lorberbaum, et al., No. 21-cv-71519 (the “Gordon County Actions”), before the Court of Chancery of the State of Delaware, captioned Taylor v. Lorberbaum, et al., No. 2022-0224-LWW (the “Delaware Chancery Action”) and Douglas Bailey (“Bailey”), who issued a litigation demand (“Litigation Demand,” together with the Federal Derivative Action, the Gordon County Actions, and the Delaware Chancery Action, the “Derivative Actions”) brought on behalf of Mohawk, which would resolve the Derivative Actions. As explained below, on June 30, 2025, at 1:30 p.m., the Court will hold a hearing (the “Settlement Hearing”) to determine: (i) whether the terms of the Settlement are fair, reasonable, and adequate and should be approved; (ii) whether a final judgment should be entered; (iii) whether the Court should approve the agreed- to attorneys’ fees and reimbursement of expenses for Plaintiffs’ Counsel1 and any service awards to Derivative Plaintiffs; and (iv) such other actions as may be necessary or proper under the circumstances. The Court may continue or adjourn 1 All capitalized terms herein have the same meanings as set forth in the Stipulation and Agreement of Settlement dated February 28, 2025 (the “Stipulation”).

3 the Settlement Hearing without further notice to Current Mohawk Shareholders. The Court may conduct the Settlement Hearing remotely without further notice to Current Mohawk Shareholders. The terms of the Settlement are set forth in a Stipulation dated February 28, 2025. The Settlement provides for corporate governance reforms which Derivative Plaintiffs and Mohawk’s Board agree confer substantial corporate benefits on the Company and its shareholders. If approved by the Court, the Settlement will fully resolve the Derivative Actions on the terms set forth in the Stipulation and summarized in this notice, including the dismissal of the Derivative Actions with prejudice. For a more detailed statement regarding the Derivative Actions, the Settlement, and the terms discussed in this notice, the Stipulation may be inspected at the Clerk of Court's office at the United States Courthouse, 600 East First Street, Rome, GA 30161-3149. The Stipulation is also available for viewing on the Investors portion of Mohawk’s website at https://ir.Mohawkind.com. This notice is not intended to be an expression of any opinion by the Court with respect to the merits of the claims made in the Derivative Actions but is merely to advise you of the pendency and Settlement of the Derivative Actions. There is No Claims Procedure. This case was brought to protect the interests of Mohawk on behalf of its shareholders. The Settlement will result in changes to the

4 Company’s corporate governance, not in payments to individuals, and consequently, alleviating the need for a claims procedure. I. THE DERIVATIVE ACTIONS The Derivative Actions arise from alleged misrepresentations of the Individual Defendants concerning the Company’s business, operations, results, and outlook through the dissemination of allegedly false and misleading statements and omissions of material information, in violation of federal and state laws and regulations, regarding Mohawk’s manufacturing and delivery of certain of its flooring products. A. The Federal Derivative Action On May 18, 2020, Palmer initiated the Federal Derivative Action. Thereafter, counsel for Federal Derivative Plaintiff and the Defendants in the Federal Derivative Action (the “Federal Parties”) met and conferred regarding scheduling and case management, and discussed approaches that would balance Mohawk’s concerns about overlapping discovery that might interfere with its defense of the Securities Action and Federal Derivative Plaintiff’s interest in securing relevant evidence and preparing their case. In consideration for Federal Derivative Plaintiff’s agreement to stay the Federal Derivative Action, Defendants agreed, subject to entry into mutually acceptable confidentiality agreements and/or protective orders, that if the Securities Action proceeded to discovery during the pendency of the stay, to provide

5 to Federal Derivative Plaintiff all documents that Defendants produced to the Securities Action plaintiff. Pursuant to this agreement, on July 17, 2020, the Federal Parties filed a Joint Motion to Stay Litigation, which the Court granted by entering an Order Granting Joint Motion to Stay Litigation on July 20, 2020 (“Stay Order”) (ECF No. 28 in the Federal Derivative Action). Pursuant to the Stay Order, the Federal Derivative Action was stayed pending the earlier of (i) any of the defendants in the Securities Action filing an answer to the operative complaint, or (ii) the deadline for appealing a dismissal of the Securities Action with prejudice. The Stay Order further allowed Palmer to file an amended complaint during the stay. On September 4, 2020, intervenors Teamsters Local 456 Pension Fund, Teamsters Local 456 Annuity Fund, and Central Laborers Pension Fund filed a Motion to Intervene for Limited Purposes, seeking to intervene to oppose the consolidation of the Federal Derivative Action with another then-pending derivative action, and the appointment of Johnson Fistel, LLP and Bragar Eagel & Squire, P.C. as lead counsel of the consolidated action. Following briefing, the Court granted the request to intervene but denied the intervenors’ opposition to the appointment of Johnson Fistel, LLP and Bragar Eagel & Squire, P.C. as lead counsel. See Federal Derivative Action, ECF No. 55.

6 On September 14, 2020, the Court conducted a telephone conference with counsel for the Federal Parties and, following the conference, reassigned the case from U.S. District Judge Mark H. Cohen to Judge Eleanor L. Ross. Federal Derivative Action Order, ECF No. 41. The Court then consolidated the Federal Derivative Action and appointed Johnson Fistel, LLP and Bragar Eagel & Squire, P.C. as Lead Counsel for the consolidated action. Federal Derivative Action Order Consolidating Related Actions and Appointing Lead Counsel, ECF No. 47. On September 29, 2021, the Court denied in part the defendants’ motion to dismiss in the Securities Action finding, inter alia, that the lead plaintiff alleged with sufficient particularity that certain statements and omissions by Mohawk and Lorberbaum were materially false and misleading, and finding that the plaintiff adequately alleged scienter and loss causation. Public Employees’ Retirement System of Mississippi v. Mohawk Industries, Inc., 564 F. Supp. 3d 1272 (N.D. Ga. 2021) (Securities Action, ECF No. 60). On January 20, 2023, the lead plaintiff in the Securities Action filed a Preliminary Motion for Approval of Settlement announcing an agreement in principle to settle that action. The court in the Securities Action entered a Judgment Approving Action Settlement on May 31, 2023. Securities Action, ECF No. 137.

7 B. The Gordon County Actions 1. The Treibits Action On September 22, 2020, Treibits issued an inspection demand to the Company pursuant to 8 Del. C. § 220 (“Section 220”) seeking production of certain corporate books and records. After negotiations with the Company regarding the scope of a document production and the execution of a confidentiality agreement, on October 22, 2020, Mohawk produced 2,826 pages of non-public, Board-level corporate books and records to Treibits. After counsel for Treibits reviewed and analyzed Mohawk’s Section 220 document production, on March 3, 2021, Treibits initiated the Treibits Action by filing a detailed derivative complaint against the Individual Defendants under seal on behalf of Mohawk in the Superior Court of Gordon County, State of Georgia (the “State Court”). The Treibits Action raises claims against the Individual Defendants for breach of fiduciary duty and unjust enrichment and alleges that pre-suit demand on Mohawk’s Board was futile. Certain allegations in the Treibits Action were based on Mohawk’s confidential Section 220 production. Shortly after the initiation of the Treibits Action, the parties to the Treibits Action stipulated to temporarily stay the case pending certain further developments in the Securities Action, and that Defendants would produce to plaintiff Treibits all documents that Defendants would produce to the lead plaintiff in the Securities Action.

8 2. The City of Southfield Action On July 12, 2021, City of Southfield filed an action against substantially the same defendants in Gordon County Superior Court styled as City of Southfield Fire & Police Retirement System v. Lorberbaum, et al., No. 21-cv-71519 (Ga. Super. Ct., Gordon Cnty.). The allegations in the City of Southfield Action were based on the same set of operative facts at issue in the Federal Derivative Action. In an effort to process the litigation in the most efficient manner, on February 21, 2022, the parties in the City of Southfield Action filed a Joint Motion to Stay Litigation pending the outcome of the Federal Derivative Action. C. The Delaware Chancery Action On December 10, 2021, Taylor served Mohawk with a demand to inspect the Company’s books and records pursuant to Section 220. Following execution of a confidentiality agreement and negotiation regarding the scope of production, Mohawk produced documents to Taylor pursuant to his inspection demand. On March 10, 2022, Taylor initiated the Delaware Chancery Action by filing a derivative complaint that incorporated the books and records produced by Mohawk pursuant to Taylor’s books and records demand. On April 6, 2022, Vice Chancellor Lori W. Will entered the parties’ stipulation to stay the Delaware Chancery Action pending the outcome in the Federal Derivative Action.

9 D. The Litigation Demand On July 21, 2020, Bailey served Mohawk with a demand for the inspection of books and records pursuant to Section 220 concerning potential wrongdoing in connection with the subject matter of the Derivative Actions. In response thereto, after Mohawk and Bailey negotiated the scope of a document production and entered into a confidentiality agreement, the Company produced internal, non-public Company documents to Bailey, which counsel for Bailey reviewed and analyzed. On December 15, 2020, Bailey, through his counsel, served the Litigation Demand on the Board, which included certain allegations based on confidential Section 220 materials, demanding that the Board cause Mohawk to file an action against certain Individual Defendants for breach of fiduciary duty and undertake other remedial actions. The Litigation Demand also demanded that the Board commence an independent investigation in good faith into the events regarding alleged breaches of fiduciary duties by other current and/or former officers and directors of the Company. On December 18, 2020, Mohawk acknowledged receipt of the Litigation Demand. Bailey subsequently agreed to allow the Board to temporarily stay consideration of his Litigation Demand in light of the pending Securities Action and Derivative Actions.

10 E. Coordination and Litigation of the Derivative Actions Following the order denying the motion to dismiss in the Securities Action, the Settling Parties began discussions concerning the most efficient way to proceed in the Derivative Actions. These discussions culminated in the Settling Parties’ agreement detailed in the Consent Motion for Coordinated Discovery in the Derivative Proceedings, filed on February 28, 2022 (the “Coordination Motion”). Federal Derivative Action, ECF No. 62. Specifically, the Coordination Motion brought together the Derivative Actions in an effort to avoid duplication of efforts with respect to fact discovery in the Securities Action and the Derivative Actions whereby the Settling Parties stipulated and agreed that they would work together to coordinate fact discovery to the maximum extent practicable in the Derivative Actions and, to that end, agreed to certain procedures for (i) coordinated discovery in the Derivative Actions; and (ii) staging of the prosecution of the Derivative Actions and the claims asserted therein. On March 1, 2022, the Court entered an Order granting the Coordination Motion (the “Coordination Order”). Federal Derivative Action, ECF No. 64. The Coordination Order allowed the Settling Parties to coordinate discovery with the Securities Action and held all non-discovery proceedings in the Derivative Actions in abeyance until ninety (90) days after the close of discovery in the Securities Action. Id. As to discovery in the Derivative Actions, the Court ordered, inter alia,

11 that: (i) the Derivative Plaintiffs would receive all generally applicable document discovery produced in the Securities Action and be bound by the confidentiality orders in the Securities Action; (ii) the Derivative Plaintiffs could conduct non- duplicative discovery relating solely to issues unique to the Derivative Actions; (iii) discovery requests propounded in the Securities Action would be treated as if propounded in the Federal Derivative Action; (iv) Derivative Plaintiffs could propound ten (10) requests for production of documents and ten (10) interrogatories following the close of fact discovery in the Securities Action; (v) Plaintiffs’ Counsel could conduct depositions of deponents in the Securities Action following the conclusion of the deponents’ deposition in the Securities Action; and (vi) Plaintiffs’ Counsel could conduct additional one (1) hour depositions of witnesses not deposed in the Securities Action. Id. Shortly thereafter, Mohawk commenced a rolling production of documents, written discovery responses, discovery agreements, and deposition transcripts as those materials became available in the Securities Action, including the production of more than 180,000 documents, consisting of over 760,000 pages, to Derivative Plaintiffs. Plaintiffs’ Counsel coordinated the review and evaluation of these documents. Pursuant to the Coordination Order, Plaintiffs’ Counsel were permitted to attend and participate in depositions noticed by the lead plaintiff in the Securities Action and did attend and question twelve (12) deponents consisting of certain

12 Mohawk directors, officers, and employees noticed by lead plaintiff in the Securities Action. Plaintiffs’ Counsel deposed the witnesses noticed regarding issues unique to the Derivative Actions. Discovery in four (4) related individual investor opt-out actions pending in the Superior Court of Fulton County, Business Case Division continued following the agreement in principle to settle the Securities Action. Because the allegations in the investor opt-out actions were substantively similar to those in the Derivative Actions, Plaintiffs’ Counsel also coordinated discovery with the parties to the investor opt-out actions, including participating in five (5) additional fact witness depositions noticed by plaintiffs in the investor opt-out actions on April 26 and 28, 2023, June 16 and 29, 2023, and August 4, 2023, respectively, during which Plaintiffs’ Counsel once again deposed the witnesses noticed regarding issues unique to the Derivative Actions. Meanwhile, following the settlement of the Securities Action, Derivative Plaintiffs continued conducting discovery in the Federal Derivative Action focused on issues unique to the Derivative Actions. On March 1, 2023, Federal Derivative Plaintiff served a First Request for Production of Documents to Defendants. Federal Derivative Action, ECF No. 65. On March 8, 2023, Federal Derivative Plaintiff served a Second Set of Requests for Production of Documents and First Set of Interrogatories to Defendants. Federal Derivative Action, ECF No. 66. Defendants

13 responded to these discovery requests on March 31, 2023, and April 10, 2023, respectively, and produced additional documents to Derivative Plaintiffs. Federal Derivative Action, ECF Nos. 67–69. On June 8, 2023, the Federal Parties filed a Joint Motion to Amend the Order for Case Schedule. Federal Derivative Action, ECF No. 71. On June 13, 2023, the Court entered a scheduling order granting the motion and requiring the filing of a scheduling order with proposed deadlines for further proceedings, to the extent necessary, in the Federal Derivative Action on or before August 31, 2023. Federal Derivative Action, ECF No. 72. On August 31, 2023, the Federal Parties filed a Joint Motion to Amend the Order for Case Schedule (Federal Derivative Action, ECF No. 75), which requested additional time to coordinate depositions scheduled through and including September 28, 2023. The Court granted in part and denied in part this motion on September 7, 2023, ordering the Federal Parties to submit a proposed schedule for further proceedings on October 12, 2023. Federal Derivative Action, ECF No. 76. On October 12, 2023, the Federal Parties filed a Joint Motion for Entry of Case Schedule and submitted competing proposals for the scheduling of remaining events in the Federal Derivative Action. Federal Derivative Action, ECF No. 77. On November 7, 2023, the Court granted in part and denied in part the motion, ordering, inter alia, that Federal Derivative Plaintiff file a Consolidated Amended

14 Complaint by December 11, 2023, and that Defendants answer or otherwise respond to the Consolidated Amended Complaint by January 12, 2024. Federal Derivative Action, ECF No. 79. The Court later extended these deadlines to December 20, 2023, and February 9, 2024, respectively. Federal Derivative Action, ECF Nos. 81, 91. On December 20, 2023, Federal Derivative Plaintiff filed a Verified Consolidated Amended Complaint in the Federal Derivative Action under seal. Federal Derivative Action, ECF No. 84. The Verified Consolidated Amended Complaint contained 145 pages of detailed factual allegations which were informed by the coordinated factual investigation of the Derivative Plaintiffs, including their review and evaluation of confidential Section 220 materials and hundreds of thousands of pages of confidential discovery and their participation in depositions. On February 9, 2024, the Defendants filed their Motion to Dismiss the Verified Consolidated Complaint, arguing the Verified Consolidated Amended Complaint failed to plead: (i) that any Mohawk directors that would have considered a shareholder demand (the “Demand Defendants”) received a material personal benefit from the alleged misconduct; (ii) that any of the Demand Defendants faced a substantial likelihood of liability; and (iii) that any of the Demand Defendants lacked independence from interested directors. Federal Derivative Action, ECF No. 92. On March 13, 2024, Federal Derivative Plaintiff filed his Opposition to

15 Defendants’ Motion to Dismiss under seal, and argued therein, inter alia, that demand was excused because at least half of the Demand Defendants faced a substantial likelihood of liability and were therefore not disinterested. Federal Derivative Action, ECF No. 97. On April 19, 2024, Defendants filed their Reply in further support of their Motion to Dismiss. Federal Derivative Action, ECF No. 106. F. Settlement Negotiations In May 2022, Defendants invited the Derivative Plaintiffs to participate in a two-day in-person mediation to be conducted concurrently with, but separate from, a mediation in the Securities Action. The mediation, which was held on June 8 and 9, 2022, in New York City, was conducted by the Honorable Layn R. Phillips (Fmr.), a nationally recognized mediator with extensive experience mediating complex shareholder disputes similar to the Derivative Actions, and Clay Cogman, Esq., who is also experienced in mediating complex shareholder disputes like the Derivative Actions, both of Phillips ADR Enterprises (the “Mediators”). Before the June 22 mediation, Derivative Plaintiffs prepared and submitted a detailed 25-page joint mediation statement referencing dozens of documents culled from the approximately 438,992 pages of documents produced as of that date by Mohawk. Derivative Plaintiffs also presented a proposed remedial framework to guide further settlement discussions based on their assessment of damages and corporate governance and oversight practices they contend contributed to Mohawk’s

16 alleged damages, including detailed proposed corporate governance reforms ascertained through rigorous examination of the best corporate governance practices relevant to Mohawk’s operations. Although the June 2022 mediation ended without a settlement, the Settling Parties continued to discuss settlement through and under the supervision of the Mediators for the next two years. The Settling Parties grappled with the substantive strengths and weaknesses of the Derivative Actions and discussed at length Derivative Plaintiffs’ proposed remedial framework, as well as the specific elements of Derivative Plaintiffs’ demands, and continued to obtain and exchange information and counterproposals. The Settling Parties engaged in months of verbal and written exchanges of information, argument, and written settlement proposals and counterproposals. On June 28, 2024, the Federal Parties notified the Court via e-mail that they “believe they have reached agreement on the structure of a settlement of the Derivative Action[s] but have several outstanding items to address before they are able to present it to the [C]ourt for approval” and requested that the Court hold any decision on the pending Motion to Dismiss in abeyance to allow the Settling Parties the opportunity to finalize their settlement discussions. Later that day, the Court entered an Order providing the Federal Parties with thirty (30) days to provide a motion for approval of a settlement or a status report regarding the status of the case. Federal Derivative Action, ECF No. 109.

17 On July 29, 2024, the Federal Parties filed a Status Report informing the Court that they anticipated engaging in a mediation session to resolve outstanding issues regarding the proposed settlement and requested to provide either a proposed settlement agreement or subsequent status report for the Court’s review and approval on or before August 30, 2024. Federal Derivative Action, ECF No. 110. Thereafter, the Settling Parties reached an agreement in principle on the corporate governance reforms (“Reforms”), subject to Board review and approval. The Reforms serve as the substantive consideration for the Settlement (defined herein) and are incorporated herewith as Exhibit 1 to this Stipulation. Following an agreement in principle on the Reforms, the Settling Parties and Defendants’ insurers, each represented by counsel, commenced negotiations regarding the remaining issues, including a reasonable award of attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel in recognition of the substantial corporate benefits conferred upon Mohawk by the Settlement as a result of Plaintiffs’ Counsel’s efforts. These negotiations were facilitated and supervised by Mr. Cogman, who had been actively involved in overseeing the settlement negotiations. On August 29, 2024, the Derivative Parties attended another in-person mediation in New York, New York facilitated and supervised by Mr. Cogman. Before the August 2024 mediation session, Derivative Plaintiffs submitted a detailed

18 formal settlement demand regarding the remaining issues to be resolved, including a draft term sheet which memorialized the remaining settlement terms. On August 30, 2024, the Federal Parties filed a Joint Status Report informing the Court that the Settling Parties participated in a mediation on August 29, 2024, but were unable to resolve the outstanding issues regarding the proposed settlement. Federal Derivative Action, ECF No. 111. On September 3, 2024, the Court entered a Minute Order directing the Federal Parties to file either a proposed motion for settlement agreement or other case status report on or before September 30, 2024. Following the August 2024 mediation session, the Settling Parties were able to finalize the remaining terms of the Settlement which were memorialized in a consolidated term sheet executed on September 12, 2024 (the “Term Sheet”). Following further mediator-facilitated discussions, culminating in a double- blind mediator’s proposal from Mr. Cogman, on February 6, 2025, the Settling Parties agreed that, subject to Court approval, Defendants shall cause their insurers to pay attorneys’ fees and expenses to Plaintiffs’ Counsel in the total amount of $5,000,000, which shall be Plaintiffs’ Counsel’s sole entitlement to an award of fees and expenses in connection with the Derivative Actions (the “Fee and Expense Amount”). Thereafter, the Settling Parties finalized the formal operative terms of the Settlement as set forth in this Stipulation (the “Settlement”).

19 II. TERMS OF SETTLEMENT This notice provides a summary of the Reforms that the Board of Mohawk has agreed to adopt as consideration for the Settlement, which is subject to approval by the Court. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, including that all capitalized terms used herein shall bear the same meaning as used in the Stipulation. Pursuant to the Settlement, no later than seventy-five (75) days after issuance of final approval, the Board of Mohawk, on behalf of the Company, shall adopt and/or maintain the Reforms set forth in Exhibit 1 to the Stipulation for a period of at least five (5) years (the “Commitment Term”), subject to modifications required by applicable law, regulation, or fiduciary duty. Further, the Mohawk Board shall ensure adequate funding to support implementation and maintenance of the Reforms, as necessary. Mohawk’s Board, including its independent members, have unanimously approved a resolution reflecting its informed and good faith determination that the Settlement confers substantial corporate benefits on Mohawk and its shareholders, and is, in all respects, fair, reasonable, and in the best interests of the Company and its shareholders. The Company also acknowledges and agrees that the pendency, prosecution, and settlement of the Derivative Actions and the litigation efforts of Derivative Plaintiffs and Plaintiffs’ Counsel were a material and substantial cause of

20 the benefits described herein and in Exhibit 1 to the Stipulation. This notice provides a summary of the Reforms that the Board of Mohawk has agreed to adopt as consideration for the Settlement. For a complete description of all of the Reforms, please see the Stipulation and Exhibit 1 thereto. III. DISMISSAL AND RELEASES The Settlement is conditioned, among other things, upon: entry of an order by the Court approving the Settlement and dismissing the Federal Derivative Action with prejudice. The Settlement will not become effective until such an order has been entered and become final and non-appealable (the “Effective Date”). The Settlement also provides that, within seven (7) business days of the entry of the Judgment, Plaintiffs’ Counsel will file a stipulation of dismissal with prejudice of the Gordon County Actions and the Delaware Chancery Action, and counsel for Bailey will withdraw the Litigation Demand. Upon the Effective Date, Derivative Plaintiffs, all other Current Mohawk Shareholders, Plaintiffs’ Counsel, and Mohawk shall be deemed to have, and by operation of the Judgment shall have fully, finally, and forever released, relinquished, and discharged and will be forever barred and enjoined from commencing, instituting, or prosecuting any of Derivative Plaintiffs’ Released Claims (including Unknown Claims) against Mohawk, the Individual Defendants, and all other Released Persons (as defined in the Stipulation).

21 Further, upon the Effective Date, Mohawk and the Individual Defendants shall be deemed to have, and by operation of the Judgment shall have fully, finally, and forever released, relinquished, and discharged Derivative Plaintiffs and Plaintiffs’ Counsel from all claims (including Unknown Claims), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Derivative Actions. These releases, however, shall not in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation or the Judgment. In addition, nothing in the Stipulation constitutes or reflects a waiver or release of any rights or claims of Defendants against their insurers, or their insurers’ subsidiaries, predecessors, successors, assigns, affiliates, or representatives, including, but not limited to, any rights or claims of Defendants under any directors’ and officers’ liability insurance or other applicable insurance coverage maintained by the Company. Likewise, nothing in the Stipulation constitutes or reflects a waiver or release of any rights or claims of the Individual Defendants relating in any way to indemnification or advancement of attorneys’ fees relating to the Derivative Actions or the Released Claims, whether under any written indemnification or advancement agreement, or under the Company’s charter, by-laws, or under applicable law. IV. ATTORNEYS’ FEES AND EXPENSES Based on the substantial benefits Plaintiffs’ Counsel’s efforts and the

22 Settlement have conferred and will confer on the Company, the Defendants agreed to cause their insurance carriers to pay an award of attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel in the total amount of $5,000,000.00 (the “Fee and Expense Amount”). Additionally, Plaintiffs’ Counsel may seek on behalf of the Derivative Plaintiffs, service awards in the amount of $2,000 each, to be paid out of the Fee and Expense Amount. All of the terms of the Settlement, including the payment of the Fee and Expense Amount and any requested service awards are subject to approval by the Court. Defendants have denied and continue to deny each and all of the claims and allegations of wrongdoing asserted in the Derivative Actions. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation. V. REASONS FOR THE SETTLEMENT Counsel for the Settling Parties believe that the Settlement is in the best interests of Derivative Plaintiffs, the Individual Defendants, Mohawk, and Current Mohawk Shareholders. 1. Why Did Derivative Plaintiffs Agree to Settle? Derivative Plaintiffs believe that the Derivative Actions have substantial merit, and Derivative Plaintiffs’ entry into the Stipulation and this Settlement is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged in the Derivative Actions.

23 Derivative Plaintiffs and Plaintiffs’ Counsel also acknowledge the significant risk, expense, and length of continued proceedings necessary to prosecute the Derivative Actions against the Defendants through trial(s) and through possible appeals. Plaintiffs’ Counsel have also taken into account the substantial risks, costs, and delays involved in complex shareholder derivative litigation, generally, as well as the unique challenges presented by the Derivative Actions, including establishing that demand on the Board would be futile in the Derivative Actions, establishing that the Board’s response to the Demand was wrongful, and overcoming the exculpation and indemnification rights afforded the director Defendants pursuant to Delaware General Corporate Law §102(b)(7). Based on Plaintiffs’ Counsel’s thorough review and analysis of the relevant facts and circumstances, allegations, defenses, and controlling legal principles, Plaintiffs’ Counsel have determined that the Settlement set forth in the Stipulation is fair, reasonable, and adequate, and confers substantial benefits upon Mohawk and its shareholders. Based on their evaluation, Derivative Plaintiffs and Plaintiffs’ Counsel believe that the Settlement is in the best interests of Mohawk and Current Mohawk Shareholders and have agreed to settle the Derivative Actions upon the terms and subject to the conditions set forth herein. 2. Why Did the Defendants Agree to Settle? Defendants have denied and continue to deny each and all of the claims,

24 contentions, and allegations made against them or that could have been made against them in the Derivative Actions, and believe the Derivative Actions have no merit. The Individual Defendants expressly assert that they have satisfied their fiduciary duties and have acted in good faith and in the best interests of Mohawk and its shareholders at all relevant times and deny each and every one of the claims, contentions, and allegations of wrongdoing made against them or that could have been made against them in the Derivative Actions, and expressly deny all charges of wrongdoing or liability against them. Nonetheless, Defendants have taken into account the uncertainty and risks inherent in any litigation, especially in complex actions such as the Derivative Actions, as well as the continuing expense, inconvenience, and distraction of ongoing litigation. Defendants have, therefore, determined that it is desirable for the Derivative Actions to be fully and finally settled in the matter and upon the terms and conditions set forth in this Stipulation. VI. THE SETTLEMENT HEARING AND YOUR RIGHT TO BE HEARD On June 30, 2025, at 1:30 p.m., the Court will hold the Settlement Hearing at the U.S. District Court for the Northern District of Georgia, Rome Division, located at the United States Courthouse, 600 East First Street, Rome, GA 30161-3149. The Settlement Hearing may be continued or adjourned by the Court without further notice to Current Mohawk Shareholders. The Court may conduct the Settlement Hearing remotely without further notice to Current Mohawk Shareholders.

25 At the Settlement Hearing, the Court will consider: (i) whether the terms of the Settlement are fair, reasonable, and adequate and should be approved; (ii) whether a final judgment should be entered; (iii) whether the Court should approve the agreed-to attorneys’ fees and reimbursement of expenses for the Plaintiffs’ Counsel and any requested service awards to be paid therefrom for the Derivative Plaintiffs; and (iv) such other Actions as may be necessary or proper under the circumstances. You have the right, but are not required, to appear in person or through counsel at the Settlement Hearing to object to the terms of the proposed Settlement or Plaintiffs’ Counsel’s requested attorneys’ fees and reimbursement of expenses or any requested service awards to be paid therefrom for the Derivative Plaintiffs or otherwise present evidence or argument that may be proper and relevant. No Current Mohawk Shareholders shall be heard or entitled to contest the approval of the proposed Settlement, or, if approved, the Judgment to be entered hereon, unless that a Current Mohawk Shareholder has, at least fourteen (14) calendar days prior to the Settlement Hearing, filed with the Clerk of the Court a written objection to the Settlement setting forth: (i) a written notice of objection with the Person’s name, address, and telephone number, along with a representation as to whether such Person intends to appear at the Settlement Hearing; (ii) competent evidence that such Person held shares of Mohawk common stock as of the date the Stipulation was

26 signed, February 28, 2025 and continuing through the date the objection is made; (iii) a statement of objections to any Action before the Court, the grounds therefor, or the reasons for such Person desiring to appear and be heard, as well as all documents or writings such Person desires the Court to consider; and (iv) the identities of any witnesses such Person plans on calling at the Settlement Hearing, along with a summary description of their expected testimony. YOUR WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN June 16, 2025. The Court Clerk's address is: Clerk of the Court U.S. District Court for the Northern District of Georgia United States Courthouse 600 East First Street Rome, GA 30161-3149 YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFFS’ COUNSEL AND DEFENDANTS’ COUNSEL SO THEY ARE RECEIVED NO LATER THAN June 16, 2025. Counsel's addresses are: Plaintiffs’ Counsel Michael I. Fistel, Jr. JOHNSON FISTEL LLP 40 Powder Springs Street Marietta, GA 30064 Defendants’ Counsel Elizabeth Gingold Clark ALSTON & BIRD 1201 West Peachtree Street

27 Atlanta, GA 30309 Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court and delivered to Plaintiffs’ Counsel and Defendants’ Counsel. Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding. VII. HOW TO OBTAIN ADDITIONAL INFORMATION This notice summarizes the Stipulation. It is not a complete statement of the events of the Derivative Actions or the Stipulation. There is additional information concerning the Settlement available in the Stipulation, which may be viewed on the Investors portion of the Company’s website at https://ir.Mohawkind.com. You may also inspect the Stipulation during business hours at the office of the Clerk of the Court, United States Courthouse, 600 East First Street, Rome, GA 30161-3149. However, you must appear in person to inspect these documents. The Clerk’s office will not mail copies to you. For more information concerning the Settlement, you may also call or write to: Michael I. Fistel, Jr., Johnson Fistel, LLP, 40 Powder Springs Street, Marietta, Georgia 30064, Telephone: (470) 632-6000.

28 PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK'S OFFICE. DATED: April 3, 2025. BY ORDER OF THE COURT U.S. DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA